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                                                                    Exhibit 10.2

                Exhibit A - to the Securities Purchase Agreement

                                 FORM OF WARRANT

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES INTO WHICH THIS WARRANT MAY BE EXERCISED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR ANY OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

Warrant No. ______                              Number Of Shares:  _____
Date of Issuance:  June 27, 2003        (subject to adjustment)

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF

                                 ORTHOVITA, INC.

        This Warrant is issued to _______________, or its registered assigns ("Investor"), pursuant to that certain Securities Purchase Agreement dated as of June 26, 2003 between Orthovita, Inc., a Pennsylvania corporation ("Orthovita"), and Investor (the "Purchase Agreement") and is subject to the terms and conditions of the Purchase Agreement.

1. Exercise of Warrant. Subject to the terms and conditions herein set forth, upon surrender of this Warrant at the principal office of Orthovita and upon payment of the Warrant Price (as defined below) by wire transfer to Orthovita or cashiers check drawn on a United States bank made to the order of Orthovita, Investor is entitled to purchase from Orthovita, at any time after the date hereof and on or before June 26, 2008 (the "Expiration Date"), up to ______ shares (as adjusted from time to time pursuant to the provisions of this Warrant) of common stock, par value $0.01 per share (the "Common Stock"), of Orthovita (the "Warrant Shares"), at a purchase price of $4.00 per share (the "Warrant Price").

2.      Certain Adjustments. So long as this Warrant is outstanding:

        (a) Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Warrant Shares otherwise provided for herein) (a "Reorganization"), or a merger or consolidation of Orthovita with another corporation (other than a merger with another corporation in which Orthovita is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of Orthovita ) (a "Merger"), then, as a part of such Reorganization or Merger, lawful provision shall be made so that Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price, the number of shares of stock or other securities or property of Orthovita or the successor corporation resulting from such Reorganization or Merger, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Reorganization or Merger if this Warrant had been exercised immediately before that Reorganization or Merger. In any such case, appropriate adjustment (as determined in good faith by Orthovita's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Investor after the Reorganization or Merger to the end that the provisions

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of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        (b) Splits and Subdivisions; Dividends. In the event Orthovita should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

        (c) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

        (d) Adjustments for Other Distributions. In the event Orthovita shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by Orthovita or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in
Section 2(b), then, in each such case for the purpose of this Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of Orthovita into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of Orthovita entitled to receive such distribution.

        (e) Adjustments for Dilutive Issuances. Except as otherwise provided in Section 2(f) and Section 2(g) hereof, if prior to the Expiration Date, the Company issues or sells, or in accordance with Section 2(f) is deemed to have issued or sold, any shares of Common Stock for no consideration (other than a stock split or stock dividend) or for a consideration per share less than the Warrant Price (as then in effect) (a "Dilutive Issuance"), then effective immediately upon such Dilutive Issuance (which shall include the actual number of shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options), the adjusted Warrant Price will be equal to the quotient obtained by dividing (A) the then current Warrant Price multiplied by the sum of (i) the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance plus (ii) the quotient of the aggregate consideration, calculated as set forth in Section 2(f), received by the Company upon such Dilutive Issuance divided by the then current Warrant Price; by (B) the total number of shares of Common Stock deemed outstanding immediately after the Dilutive Issuance which shall include the actual number of shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options.

        (f) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 2(e), the following will apply:

                (i) Issuance of Rights, Options or Convertible Securities. Subject to Section 2(f)(ii) below, if, after the date hereof, the Company issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is purchasable or issuable upon the exercise of such Options is less than the Warrant Price (as then in effect) on the date of issuance of such Option or direct stock grant (collectively, "Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total

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amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Warrant Price will be made upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                (ii)    Issuance of Convertible Securities.

                        If the Company issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 2(f)(i) if applicable) is less than the Warrant Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Warrant Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at such time shall be adjusted to the Warrant Price which would have been in effect had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Warrant Price then in effect will be readjusted to the Warrant Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Company will be the market

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price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

        (g) Exceptions to Adjustment of Exercise Price. No adjustment to the Warrant Price or the number of Warrant Shares issuable pursuant to this Warrant will be made under Section 2(e) or 2(f) above as a result of the issuance of any securities of the Company issued pursuant to (i) the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Company now existing or implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Company's Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (ii) any options, warrant, preferred stock, convertible securities or rights or agreements to purchase securities of the Company (not including equity lines of credit) outstanding on the date hereof; (iii) any underwritten public offerings of equity securities (other than equity lines of credit and similar transactions); (iv) any equity securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination; (v) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; (vi) shares of Common Stock issued upon exercise of the Warrants or any warrants issued in connection with the Securities Purchase Agreements (as defined below); (vii) any equity securities issued pursuant to any equipment leasing arrangement or debt financing from a bank or similar financial institution whose primary business is lending money and not investing in securities; or (viii) any equity securities (other than equity lines of credit) issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements, (B) technology transfer or development arrangements; provided, that the primary purpose of such transaction is not the raising of capital; (ix) an agreement to issue securities which does not close; (x) any securities issued or issuable under the Securities Purchase Agreements entered into by and between the Company and certain investors (including the original holder of this Warrant) on the date of original issuance of this Warrant (collectively, the "Securities Purchase Agreements"), pursuant to which such investors agreed to purchase shares of common stock and common stock purchase warrants from the Company, (xi) any common stock purchase warrants issued or issuable to the placement agent described in the Securities Purchase Agreements, or any shares of common stock issuable thereunder; and (xii) any shares of common stock issued as payment in kind on the shares of the Company's Series A Convertible Preferred Stock outstanding on the date hereof.

3. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, Orthovita shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Shares. The "Fair Market Value" of a share of Common Stock shall mean the last reported sale price and, if there are no sales, the last reported bid price, of the Common Stock on the business day prior to the Date of Exercise (as defined below) as reported by the Nasdaq National Market or such other principal exchange or quotation system on which the Common Stock is then traded or, if the Common Stock is not publicly traded, the price determined in good faith by Orthovita's Board of Directors.

4. No Shareholder Rights. This Warrant does not entitle Investor to any voting or other rights as a shareholder of Orthovita (including without limitation the right to notification of shareholder meetings or the right to receive any notice or other communication concerning the business and affairs of Orthovita ) prior to the exercise and payment of the Warrant Price in accordance with the terms of Sections 1 and 6 hereof.

5. Reservation of Stock. Orthovita covenants that during the period this Warrant is exercisable, Orthovita will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Shares (or other securities) upon the exercise of this Warrant. Orthovita agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant. All such Warrant Shares shall, upon issuance and payment of the exercise price, be duly and validly authorized, fully-paid and non-assessable.

6. Mechanics of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of Orthovita together with payment in full of the Warrant Price then in effect with respect to the number of shares of Warrant Shares as to which the Warrant is being exercised.

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The date on which the Company receives this Warrant, duly completed and executed
Notice of Exercise and payment in full of the Warrant Price is referred to herein as the "Date of Exercise"; provided that if the Company receives such items on a day that is not a business day or after 5:30 p.m. Eastern Time on a business day, then the Date of Exercise shall be the next business day, This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Date of Exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, Orthovita at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The shares of Warrant Shares issuable upon exercise hereof shall, upon their issuance, be validly issued, fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof. In the event that this Warrant is exercised in part, Orthovita at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

If by the third business day after the Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this Section 6, then the Investor will have the right to rescind such exercise. If by the third business day after the Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this Section 6, and if after such third business day and prior to the receipt of such Warrant Shares, the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of the Warrant Shares which the Investor anticipated receiving upon such exercise (a "Buy In"), then the Company shall either (1) pay in cash to the Investor the amount by which (x) the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Investor in connection with the exercise at issue by (B) the closing bid price of the Common Stock on the date on which the Investor delivered the Notice of Exercise or (2) at the option of the Investor, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Investor the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy In. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Investor to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Investor or any other person of any obligation to the Company or any violation or alleged violation of law by the Investor or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Investor in connection with the issuance of Warrant Shares. Nothing herein shall limit a Investor's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

7. Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, Orthovita shall, at its expense, promptly deliver to the record holder of this Warrant a certificate of an officer of Orthovita setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

8. Representations of Investor. As of the date hereof, Investor hereby confirms the representations and warranties made by Investor in Section 5 of the Purchase Agreement.

9. Transfer Restrictions. The holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, and agrees not to offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) this Warrant or any Warrant Shares issued upon its exercise except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Securities Act and under applicable state securities or blue sky laws,

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Orthovita may require, as a condition of allowing such transfer that the holder or transferee of this Warrant or the Warrant Shares as the case may be, furnish to Orthovita the Notice of Assignment Form attached hereto as Exhibit B and a written opinion of counsel that is reasonably acceptable to Orthovita to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to Orthovita an investment letter in form and substance acceptable to Orthovita and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect. The holder of this Warrant must obtain the prior written consent of Orthovita in order to transfer Warrants representing the right to purchase fewer than the lesser of (x) 50,000 Warrant Shares or (y) the number of Warrant Shares for which this Warrant is then exercisable.

10. Redemption. The Company may, at its option, redeem this Warrant, in whole or in part, at any time, provided that (i) the volume weighted average closing price of the Common Stock as reported by Bloomberg, L.P. or any successor thereof on twenty (20) of any thirty (30) consecutive trading days has been at least 200% above the Warrant Price and (ii) during the time period described in clause (i) of this Section 10 and for the Notice Period (as defined below), all of the Warrant Shares underlying the Warrants to be redeemed are then registered under an effective registration statement in accordance with the terms and conditions of Section 7.1 of the Securities Purchase Agreement which has not been suspended and for which no stop order is in effect, and pursuant to which the Investor is able to sell such Warrant Shares . The amount payable in redemption of the rights to purchase the Warrant Shares pursuant to this Section 10 shall be cash equal to $0.01 multiplied by the number of Warrants being redeemed. The Company must give the Investor at least thirty (30) days' prior notice (the "Notice Period") (which notice shall include the redemption price, the redemption date and a statement that until such date, the Warrants may be exercised in accordance with the terms of this Warrant) in order to exercise its right of redemption under this Section 10, and the Investor may not exercise this Warrant after the Notice Period has expired.

11.     Notices of Record Date. In the event of:

        (a) any taking by Orthovita of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of Orthovita) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

        (b)     any Reorganization or Merger; or

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of Orthovita,

then and in each such event Orthovita will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such Reorganization, Merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Reorganization, Merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) business days prior to the date therein specified.

12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to Orthovita of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to Orthovita or, in the case of any such mutilation, on surrender and cancellation of such Warrant, Orthovita at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

13. No Impairment. Except to the extent as may be waived by the holder of this Warrant, Orthovita will not, by amendment of its charter or through a Reorganization, Merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

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14.     Saturdays, Sundays, Holidays, Etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

15. Miscellaneous. This Warrant shall be governed by the laws of the State of New York without regard to principles of conflicts of law. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by Orthovita and the Investor. All notices and other communications from Orthovita to the holder of this Warrant shall be sufficient if in writing and sent by registered or certified mail, domestic or international courier, or facsimile, return receipt requested, postage or courier charges prepaid, to the address furnished to Orthovita in writing by Investor. All such notices and communications shall be effective (i) upon delivery, if delivered personally, (ii) upon verification of transmittal by sender, if by facsimile, (iii) five days after deposit in the mail, if by registered or certified mail (return receipt requested), postage prepaid, or
(iv) on the next business day, if sent by express courier service, and if to Orthovita, with a copy to Richard A. Silfen, Esquire of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 (facsimile 215.963.5001). The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

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        IN WITNESS WHEREOF, this Warrant to Purchase Common Stock is issued effective as of this 27th day of June 2003.

                                      ORTHOVITA, INC.


                                      By:
                                         ---------------------------------------
                                         Antony Koblish, Chief Executive Officer

                          SIGNATURE PAGE TO THE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK

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                       EXHIBIT A - TO THE FORM OF WARRANT

                          NOTICE OF INTENT TO EXERCISE
                  (To be signed only upon exercise of Warrant)

To:  ORTHOVITA, INC.

        The undersigned, the holder of the attached Warrant, hereby confirms the representations and warranties set forth in Section 5 of that certain Securities Purchase Agreement dated as of June __, 2003 and irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________ (________) shares of Common Stock of Orthovita, Inc. and herewith makes payment of _________________ Dollars ($_________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is
_________________________________________.

DATED:
      -------------------------------------------

                                      (Signature must conform in all respects to name of Investor as specified on the face of the Warrant)

                                      ------------------------------------------

                                      ------------------------------------------

                                      (Address)
                                               ---------------------------------

                                      ------------------------------------------

                                                                    CONFIDENTIAL

                       EXHIBIT B - to the Form of Warrant

                            NOTICE OF ASSIGNMENT FORM

        FOR VALUE RECEIVED, ______________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of Orthovita, Inc. (the "Company") covered thereby set forth below, to the following "Assignee" and, in connection with such transfer, represents and warrants to the Company that the transfer is otherwise in compliance with
Section 9 of the Warrant:

NAME OF ASSIGNEE        ADDRESS/FAX NUMBER                      NO. OF SHARES
----------------        ------------------                      -------------

---------------------   ------------------------------          ----------------

---------------------   ------------------------------          ----------------

Dated:                                Signature:
      ---------------------

                                      ------------------------------------------

                                      Witness:


                                      ------------------------------------------

                            ASSIGNEE ACKNOWLEDGEMENT

        The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof.

                                      Signature:

                                      By:
                                         ---------------------------------------

                                      Its:
                                          --------------------------------------

                                      Address:
                                              -----------------------------

                                      ------------------------------------------

                                                                    CONFIDENTIAL

                                       33